UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2020

Rocky Mountain Chocolate Factory, Inc.

(Exact name of registrant as specified in is charter)

Delaware	001-36865	47-1535633
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Turner Drive

Durango, Colorado 81303

(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (970) 259-0554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant To Section 12(b) Of The Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 Par Value per Share	RMCF	Nasdaq Global Market
Preferred Stock Purchase Rights	RMCF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On January 9, 2020, Rocky Mountain Chocolate Factory, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at the DoubleTree Hotel, 501 Camino Del Rio, Durango, Colorado 81301. The Company’s stockholders voted on, and approved, the following proposals:

Proposal 1 — Election of directors.

	Votes For	Votes Withheld	Broker Non-Votes
Bryan J. Merryman	3,170,876	1,021,269	-
Franklin E. Crail	2,192,790	1,999,355	-
Scott G. Capdevielle	2,505,622	1,686,523	-
Brett P. Seabert	2,515,885	1,676,260	-
Andrew T. Berger	3,550,518	641,627	-
Mary K. Thompson	3,550,351	641,794	-
Tariq Farid	3,707,919	484,226	-

Proposal 2 — Ratification of the appointment of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the fiscal year ending February 29, 2020.

Votes For	Votes Against	Abstentions
4,092,184	91,088	8,873

Proposal 3 — Advisory vote to approve the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,486,167	1,667,249	38,729	-

Proposal 4 — Advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
3,644,391	64,351	197,066	286,337	-

As indicated above, approximately 93.3% of the votes cast by stockholders were voted, on an advisory basis, in favor of holding an advisory vote to approve the compensation of the Company’s named executive officers every year.  In light of these results, the Company determined that it will hold an advisory vote to approve the compensation of the Company’s named executive officers every year until the next required vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers, or until the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the Company.

In addition, as a result of their election to the Board at the Annual Meeting, the Board appointed (i) Andrew T. Berger and Mary K. Thompson to serve on the Company’s Audit Committee, and (ii) Ms. Thompson to serve on the Company’s Nominating Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

Date: January 9, 2020	By:	/s/ Bryan J. Merryman
Bryan J. Merryman, Chief Executive Officer, Chief Financial Officer, and Chairman of the Board of Directors

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